UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2014
Materion Corporation
____________________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio		44124

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
____________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2014, Materion Corporation (the "Company") entered into an amendment (the "Amendment") to its $55 million Consignment Agreement, dated as of October 2, 2009, among the Company, certain of its subsidiaries, Canadian Imperial Bank of Commerce, and CIBC World Markets, Inc. (the "Metals Agreement"). The Amendment extends the maturity date under the Metals Agreement through September 30, 2016.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit Number	Description of Exhibit
10.1	Amendment No. 10 to Consignment Agreement, dated as of September 30, 2014.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

October 3, 2014	By:	/s/ Michael C. Hasychak
Michael C. Hasychak
Vice President, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 10 to Consignment Agreement, dated as of September 30, 2014.